                                                                 EXHIBIT 10.12

                                 AMENDMENT NO. 3
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 27, 2002, made by and among

         GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, successor by merger to General Electric Capital Corporation, a New York corporation (the "Lender"), and

         CD WAREHOUSE, INC. (the "Leading Borrower") and COMPACT DISCS MANAGEMENT, INC. (the "Second Borrower" and, together with the Leading Borrower, the "Borrowers"), CD WAREHOUSE FINANCE COMPANY, CD WAREHOUSE.COM, INC., and COMPACT DISCS DISTRIBUTION, INC., each a Delaware corporation (all collectively referred to as the "Credit Parties"), to the Loan and Security Agreement, dated as of December 28, 1999, as previously amended by Amendment No. 1 thereto dated March 27, 2000, by Amendment No. 2 thereto dated as of March 8, 2001, and by letter amendment thereto dated November 21, 2001 (such Loan and Security Agreement, as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

         A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Credit Parties secured by the Collateral.

         B. The Credit Parties and the Lender have agreed, contingent upon the terms and subject to the conditions and limitations set forth herein, to amend the Loan Agreement to (i) extend the term thereof, (ii) modify certain financial covenants contained therein, (iii) adjust the Revolving Credit Rate and the Default Rate, (iv) provide a temporary overadvance facility, (v) ensure compliance with revised article 9 of the Uniform Commercial Code, and (vi) waive certain Events of Default which have occurred as set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Credit Parties and the Lender hereby agree as follows:

                                    ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

               1.1    Interest.
                      ---------

               (a)    Section (a) of Section 1.5, Interest, is amended by
                                                  --------
               deleting the first sentence thereof in its entirety and by substituting in lieu thereof the following:

               "(a) Each Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances attributable to such Borrower at a floating rate equal to the Index Rate plus four and seventy five hundredths percent (4.75 %) per annum (the "Revolving Credit Rate")."

               (b)    Section (c) of Section 1.5, Interest, is amended in its
                                                  --------
               entirety to read as follows:

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                  "(c) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Revolving Credit Rate and the Letter of Credit Fee shall automatically be increased by four percentage points (4%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations."

                  1.2.  Representations and Warranties.  The first sentence of
                        ------------------------------
Section 3.2 of the Loan Agreement is hereby deleted in its entirety and the following new sentence is hereby inserted in lieu thereof:

                  "(a) Each Corporate Credit Party's name as it appears in official filing in the state of its incorporation or organization, (b) the type of entity of each Corporate Credit Party, (c) the organizational identification number issued by each such Credit Party's state of incorporation or organization or a statement that no such number has been issued, (d) each Corporate Credit Party's state of organization or incorporation, and (e) the location of each Corporate Credit Party's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in Disclosure Schedule (3.2) and, except as set
                               ------------------------
                  forth in such Disclosure Schedule, such locations have not changed during the preceding twelve months."

                  1.3   Reports, Notices.  Section 4.1,  Reports and Notices, is
                        -----------------                -------------------
 amended by adding a new subsection (j) at the end thereof as follows:

                  "(j) not less than 10 days prior to the end of each Fiscal Month, an updated weekly cash flow projection for the following thirteen weeks in form and substance satisfactory to Lender in its sole discretion."

                  1.4.  Negative Covenants.  Section 5(g) of the Loan Agreement
                        ------------------
is hereby amended and restated in its entirety to read as follows:

                  "(g) change (i) its name as it appears in official filings in the state of its incorporation or organization, (ii) its chief executive office, corporate offices, warehouses or other Collateral locations, or location of its records concerning the Collateral, (iii) the type of legal entity that it is,
                  (iv) its organization identification number, if any, issued by its state of incorporation or organization, or (v) its state of incorporation or organization, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days' prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral;

                  1.5   Grant of Security Interest.
                        --------------------------

                  (a) Section 6.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) As collateral security for the prompt and complete payment and performance of the Obligations, each of the Borrower and any other Credit Party executing this Agreement hereby grants to the Lender a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all Deposit Accounts, other bank accounts and all funds on deposit therein; all money, cash and cash equivalents; all Investment Property; all Stock; all Goods (including Inventory, Equipment and Fixtures); all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, contract rights, choses in action, Payment Intangibles and Software); all Letter-of-Credit Rights; all Supporting Obligations; and to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of all and any of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the "Collateral")."

                  (b) Section 6.1(b) of the Loan Agreement is hereby amended by inserting the following new sentence at the end thereof:

                  "Each Credit Party executing this Agreement shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Lender, such Credit Party shall enter into a supplement to this Loan Agreement granting to Lender a Lien in such commercial tort claim."

                  1.6.  Attorney-in-Fact.   The last sentence of Section 6.3 of
                        ----------------
the Loan Agreement is hereby deleted in its entirety and the following new sentences are hereby inserted in lieu thereof:

                  "Borrower and each other Credit Party executing this Agreement also hereby (i) authorizes Lender to file any financing statements, continuation statements or amendments thereto that
                  (x) indicate the Collateral (1) as all assets of such Credit Party (or any portion of such Credit Party's assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (y) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and
                  (ii) ratifies its authorization for Lender to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Borrower and each other Credit Party executing this Agreement acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Credit Party's rights under Section 9-509(d)(2) of the Code."

                  1.7.  Definitions.
                        ------------

                  (a) Each definition from Schedule A to the Loan Agreement set forth on Schedule A hereto is hereby amended and restated in its entirety to read as set forth on Schedule A hereto.

                  (b) The definition of "Borrowing Base" is amended by adding the following sentence at the end thereof:

                        "plus
                         ----

                        (c) the Permitted Additional Amount."

                  (c) The definition of "Stated Expiry Date" is amended in its entirety to read as follows:

                  "Stated Expiry Date' shall mean July 1, 2003."

                  (d) The following defined terms are hereby added to Schedule A to the Loan Agreement in appropriate alphabetical order:

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Person.

                  "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Person.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "Payment Intangibles" means all "payment intangibles" as such term is defined in the Code, now owned or hereafter acquired by any Person.

                  "Permitted Additional Amount" shall mean, at any date of determination thereof (i) during the period from the execution of Amendment No. 3 to this Agreement through but not including April 1, 2002, an amount up to a maximum of $200,000; (ii) during the period from April 1, 2002 through but not including April 8, 2002, an amount up to a maximum of $150,000; (iii) during the period from April 8, 2002 through but not including April 15, 2002, an amount up to a maximum of $100,000; (iv) during the period from April 15, 2002 through but not including April 22, 2002, an amount up to a maximum of $50,000; and (v) $0 at all times on and after April 22, 2002."

                  "Software" shall mean all "software" as such term is defined in the Code, now owned or hereafter acquired by any Person, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

                  1.8   Fees.    Schedule E, Fees, is amended by adding a new
                        ----                 ----
section 5 at the end thereof as follows:


                        "EXTENSION AND WAIVER FEE. Borrowers shall pay to
                  Lender a fee in the amount of $50,000 which shall be fully earned and non-refundable upon the execution of Amendment No.
                  3 to this Agreement; provided, however, such Extension and
                                       --------  -------
                  Waiver Fee shall be payable in ten (10) equal installments of
                  $5,000, one installment of which shall be due on each of the following dates: April 1, 2002; April 8, 2002; April 15, 2002; April 22, 2002; April 29, 2002; May 6, 2002; May 13, 2002; May
                  20, 2002; May 27, 2002; and June 3, 2002."

                  1.9   Financial Covenants.
                        -------------------

                  (a) Fixed Charge Coverage Ratio. Section 1 of the Financial
                      ---------------------------
                  Covenants set forth in Schedule G, Fixed Charge Coverage
                                                     ---------------------
                  Ratio, is amended by deleting the first paragraph thereof in
                  -----
                  its entirety and by substituting in lieu thereof the following:

                  "1.   Fixed Charge Coverage Ratio.  Borrowers shall maintain a
                        ---------------------------
                  Fixed Charge Coverage Ratio of not less than the ratio shown below for each of the periods corresponding thereto:

                           Period                                       Ratio
                           ------                                       -----

                  Fiscal Quarter ending March 31, 2002              1.15 to 1.0
                  Fiscal Quarter ending June 30, 2002                2.0 to 1.0
                  Fiscal Quarter ending September 30, 2002           2.5 to 1.0
                  Fiscal Quarter ending December 31, 2002            3.0 to 1.0
                  Fiscal Quarter ending March 31, 2003
                  and each Fiscal Quarter thereafter                 1.5 to 1.0"

                  (b)   Minimum Tangible Net Worth. Section 2 of the Financial
                        --------------------------
         Covenants set forth in Schedule G, Minimum Tangible Net Worth, is
                                            --------------------------
         amended by deleting the first paragraph thereof in its entirety and by substituting in lieu thereof the following:

                  "2.   Minimum Tangible Net Worth.  Borrowers shall maintain,
                        --------------------------
                  as at the end of each Fiscal Year, Tangible Net Worth of Borrowers and their Subsidiaries on a consolidated basis for such Fiscal Year of not less than the amount for such Fiscal Year set forth below:

                  Fiscal Year Ending                  Minimum Tangible Net Worth
                  ------------------                  --------------------------

                  December 31, 2002
                  and at all times thereafter                 $4,675,000"

                  1.10. Disclosure Schedule 3.2.  Attached hereto is Disclosure
                        ------------------------
Schedule 3.2 reflecting the information required by Section 3.2 of the Loan Agreement, as amended hereby.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Credit Parties hereby represent and warrant to the Lender that:

         2.1  Compliance with the Loan Agreement and Other Loan Documents. As of
              -----------------------------------------------------------
the execution of this Amendment, and after giving effect to the waiver of the Events of Default as set forth in Section 3.2 hereof, the Credit Parties are in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by the Credit Parties, except where the failure of the Credit Parties to comply has been waived in writing by the Lender.

         2.2. Representations in Loan Agreement and other Loan Documents. The
              ----------------------------------------------------------
representations and warranties of the Credit Parties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Amendment, except to the extent that any representation and warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty is true and correct as of such earlier date.

         2.3. No Event of Default.  After giving effect to the waiver of the
              -------------------
Events of Default as set forth in Section 3.2 hereof, no Default or Event of Default exists under the Loan Agreement as hereby amended.

                                   ARTICLE III
                         MODIFICATION OF LOAN DOCUMENTS;
                      WAIVER OF EXISTING EVENTS OF DEFAULT

         3.1. Loan  Documents.  The Loan Agreement and each of the other Loan
              ---------------
Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

         3.2  Waiver of Events of Default. The Lender does hereby waive the
              ---------------------------
Events of Default arising from (a) the failure of Borrowers to maintain a Fixed Charge Coverage Ratio of not less than 3.00 to 1.00 for the Fiscal Quarter ending December 31, 2001 in violation of Section 1 of Schedule G to the Loan Agreement, (b) the failure of Borrowers to maintain a Minimum Tangible Net Worth of not less than $6,000,000 for the Fiscal Year ending December 31, 2001 in violation of Section 2 of Schedule G to the Loan Agreement, (c) Borrowers' failure to maintain the insurance policy on the life of Jerry W. Grizzle identified in that certain Assignment of $2,000,000 Life Insurance Policy on Jerry W. Grizzle dated December 28, 1999, and (d) Borrower's failure to pay certain taxes to the State of California identified in that certain Notice of Tax Lien filed November 29, 2001 by the State of California in the office of the Secretary of State of California (the "Tax Lien"), provided, however, that
                                                   --------  -------
Lender's waiver of the Event of Default with respect to the Tax Lien is conditioned upon Borrowers' providing satisfactory evidence to Lender of the payment of the Tax Lien in full on or before March 29, 2002.

         3.3  Effect of Waiver. The waiver set forth in Section 3.2 hereof shall
              ----------------
be effective only for the specific Events of Default set forth therein and only for the periods set forth therein, and in no event shall this waiver be deemed to be a waiver of (a) enforcement of the rights of the Lender with respect to any other Default or Event of Default now existing or hereafter arising, (b) the failure of Borrowers to maintain the required Fixed Charge Coverage Ratio as set forth in Section 1 or Minimum Tangible Net Worth as set forth in Section 2 of Schedule G to the Loan Agreement for any period ending after December 31, 2001,
(c) any Events of Default arising due to Borrowers' failure to pay any taxes when the same are due, or (d) any of the other terms, covenants or provisions of the Loan Agreement or the other Loan Documents.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         It shall be a condition precedent to the waiver of the Events of Default as set forth in Section 3.2 hereof that each of the following conditions shall have been satisfied:

         4.1  Documentation.  The Lender shall have received this Amendment,
              -------------
duly executed by each of the Credit Parties.


         4.2  Conditions Precedent.  This Amendment shall become effective and
              --------------------
be deemed effective as of the date hereof upon the satisfaction by the Borrower or waiver by the Lender of the following conditions precedent:

              (a) Receipt by the Lender of this Amendment, duly executed by each Credit Party with Disclosure Schedule 3.2 completed as to each Credit Party; and

              (b) Receipt by the Lender of such other documents, instruments and agreements as the Lender and its counsel may request.

                                    ARTICLE V
                                     GENERAL

         5.1. Full Force and Effect. As expressly amended hereby, the Loan
              ---------------------
Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

         5.2  Applicable Law.  This Amendment shall be governed by and construed
              --------------
in accordance with the internal laws and judicial decisions of the State of North Carolina.

         5.3  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         5.4  Expenses. The Borrowers shall reimburse the Lender for all
              --------
reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

         5.5. Headings.  The headings in this Amendment are for the purpose of
              --------
reference only and shall not affect the construction of this Amendment.

         5.6  Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY
              --------------------
APPLICABLE LAW, THE CREDIT PARTIES AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         5.7  Release of Claims. TO INDUCE THE LENDER TO ENTER INTO THIS
              -----------------
AMENDMENT AND GRANT THE WAIVERS AND THE CONSENTS HEREUNDER, EACH OF THE CREDIT PARTIES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES THE LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THE CREDIT PARTIES NOW HAVE OR EVER HAD AGAINST THE LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE EFFECTIVE DATE OF THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                                    BORROWERS:

                                    CD WAREHOUSE, INC.

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    COMPACT DISCS MANAGEMENT, INC.

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    OTHER CREDIT PARTIES:

                                    CD WAREHOUSE FINANCE COMPANY


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    CD WAREHOUSE.COM, INC.

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    COMPACT DISCS DISTRIBUTION, INC.

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                    LENDER:

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:______________________________________
                                    Name: ___________________________________
                                    Title:   Duly Authorized Signatory

                                   SCHEDULE A
                                   ----------

"Account Debtor" means any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a Payment Intangible).

"Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the
Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), ; (v) all health care insurance receivables; and (vi) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

"Chattel Paper" means all "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Person.

"Code" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

"General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest that such Person may now or hereafter have in or under any Contract, all Payment Intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to received dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

"Goods" means all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

"Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

"Proceeds" means "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority);
(iii) any claim of Borrower or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (v) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (vi) any and all other amounts , rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                            DISCLOSURE SCHEDULE (3.2)

                    CHIEF EXECUTIVE OFFICE & CORPORATE NAMES

Official Name                                               Type of Entity      Organization      State of
                                                                                Identification    Incorporation
                                                                                Number
CD WAREHOUSE, INC                                           CORPORATION         73-1504999         DELAWARE

COMPACT DISC MANAGEMENT, INC                                CORPORATION         73-1505823         DELAWARE

CD WAREHOUSE FINANCE COMPANY                                CORPORATION         73-1549018         NEVADA

CD WAREHOUSE.COM, INC                                       CORPORATION         73-1557088         NEVADA     (1)

COMPACT DISCS DISTRIBUTION, INC                             CORPORATION         73-1560882         NEVADA     (1)

     (1)           NO ACTIVITY - DISSOLVED IN 2000



Chief Executive Office        County          State
----------------------        ------          -----

900 N BROADWAY                OKLAHOMA        OKLAHOMA


Locations of Inventory and other Collateral   County         State
-------------------------------------------   ------         -----
CD WAREHOUSE, INC
 CHIEF EXCUTIVE OFFICES
  900 N BROADWAY                              OKLAHOMA       OKLAHOMA

  911 N BROADWAY                              OKLAHOMA       OKLAHOMA


Note: Moved from 1204 Sovereign Row, Oklahoma City, OK in October 2001

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

COMPACT DISC MANAGEMENT, INC
 COMPANY STORES
      1ABILENE, TX                       TAYLOR                TEXAS
      8BATON ROUGE, LA                   BATON ROUGE           LOUISIANA
     15ADDISON, TX                       DALLAS                TEXAS
     21GARLAND, TX                       DALLAS                TEXAS
     22HOUSTON, TX                       HARRIS                TEXAS
     23PLANO, TX                         COLLIN                TEXAS
     25ORANGE PARK, FL                   CLAY                  FLORIDA
     28LITTLE ROCK , AR                  PULASKI               ARKANSAS
     30MEMPHIS, TN                       SHELBY                TENNESSEE
     32METAIRIE, LA                      JEFFERSON             LOUISIANA
     33MIDLAND, TX                       MIDLAND               TEXAS
     35NEPTUNE BEACH, FL                 DUVAL                 FLORIDA
     36OKC (N MAY), OK                   OKLAHOMA              OKLAHOMA
     37OKC (NW EXPY), OK                 OKLAHOMA              OKLAHOMA
     38OMAHA, NB                         DOUGLAS               NEBRASKA
     39OVERLAND PARK, KS                 JOHNSON               KANSAS
     44SHAWNEE, KS                       JOHNSON               KANSAS
     50TULSA, OK                         TULSA                 OKLAHOMA
     52CARROLLTON, TX                    DALLAS                TEXAS
     53WACO, TX                          MCLENNAN              TEXAS
     54WEBSTER, TX                       HARRIS                TEXAS
     55N LITTLE ROCK, AR                 PULASKI               ARKANSAS
     56WICHITA FALLS, TX                 WICHITA               TEXAS
     58JAX/ SAN JOSE                     DUVAL                 FLORIDA
     62EDMOND, OK                        OKLAHOMA              OKLAHOMA
     67HOUSTON (S SHEP), TX              HARRIS                TEXAS
     73LAFAYETTE, LA                     LAFAYETTE             LOUISIANA
    101EL PASO, TX                       EL PASO               TEXAS
    102GLADSTONE, MO                     CLAY                  MISSOURI
    129HOUSTON, TX                       HARRIS                TEXAS
    132FERN PARK, FL                     SEMINOLE              FLORIDA
    133INDEPENDENCE, MO                  JACKSON               MISSOURI
    135ORLANDO, FL                       ORANGE                FLORIDA
    136LEE SUMMITT, MO                   JACKSON               MISSOURI
       CORAL GABLES, FL                  OKLAHOMA              OKLAHOMA
    156JACKSONVILLE, FL                  DUVAL                 FLORIDA
    157HOUSTON, TX                       HARRIS                TEXAS
    182NORMAN, OK                        CLEVELAND             OKLAHOMA
    217DELAND, FL                        VOLUSIA               FLORIDA
    224SANFORD, FL                       SEMINOLE              FLORIDA
    232LAS VEGAS (DECAT), NV             CLARK                 NEVADA
    233CHULA VISTA, CA                   SAN DIEGO             CALIFORNIA
    234CLAIREMONT, CA                    SAN DIEGO             CALIFORNIA
    235COLLEGE, CA                       SAN DIEGO             CALIFORNIA

    236SANTEE, CA                       SAN DIEGO          CALIFORNIA
    237DOWNTOWN, CA                     SAN DIEGO          CALIFORNIA
    238EL CAJON, CA                     SAN DIEGO          CALIFORNIA
    240ESCONDIDO, CA                    SAN DIEGO          CALIFORNIA
    241HILLCREST, CA                    SAN DIEGO          CALIFORNIA
    243OCEANSIDE, CA                    SAN DIEGO          CALIFORNIA
    244PACIFIC BEACH, CA                SAN DIEGO          CALIFORNIA
    245POWAY, CA                        SAN DIEGO          CALIFORNIA
    246SAN MARCOS, CA                   SAN DIEGO          CALIFORNIA
    247SPORTS ARENA, CA                 SAN DIEGO          CALIFORNIA
    249LINCOLN, NB                      LANCASTER          NEBRASKA
    251ENID, OK                         GARFIELD           OKLAHOMA
    252STILLWATER, OK 2                 PAYNE              OKLAHOMA
    262MELBOURNE, FL                    BREVARD            FLORIDA
    265OLATHE, KS                       JOHNSON            KANSAS
    266TREMONT SQ, KS                   PLATTE             MISSOURI
    269MIDWEST CITY, OK                 OKLAHOMA           OKLAHOMA
    270STEEPLECHASE,TX                  HARRIS             TEXAS
    272PASADENA, TX                     HARRIS             TEXAS
    293HOUSTON (WESTHE), TX             HARRIS             TEXAS
    501ORLANDO, FL (DGR)                ORANGE             FLORIDA
    999OKC OUTLET                       OKLAHOMA           OKLAHOMA


[other corporate names or trade names if any]

OTHER CORPORATE TRADE NAMES

          MUSIC TRADER
          DISC GO ROUND

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